UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2017

INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Virginia Avenue		29406
North Charleston, South Carolina (Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Asset Purchase Agreement

On August 22, 2017, Ingevity Corporation (the “Company”) announced that it entered into an Asset Purchase Agreement, dated August 22, 2017 (the “Agreement”), with Georgia-Pacific Chemicals LLC (the “Seller”), Georgia-Pacific LLC (“Seller Parent” and together with Seller, “GP”) and Ingevity Arkansas, LLC, a wholly-owned subsidiary of the Company (the “Buyer”), to purchase substantially all the assets primarily used in GP’s pine chemicals business (the “Pine Chemicals Business”), including assets and facilities related to tall oil fractionation operations and the production or modification of tall oil fatty acids, tall oil rosins, rosin derivatives and formulated products (the “Acquisition”).

The purchase price for the Acquisition is $315 million, subject to a customary adjustment to reflect normalized working capital for the Pine Chemicals Business. In addition to the purchase price, at the closing of the Acquisition, the Company will assume certain liabilities related to the Pine Chemicals Business. The Company currently intends to finance the Acquisition through its amended credit facility described below.

The Agreement contains customary representations, warranties, indemnities and closing conditions (including the expiration or early termination of the waiting period under the Hart-Scott-Rodino Act of 1976, as amended (“HSR Act”), and receipt of other required antitrust approvals in certain foreign jurisdictions). Pursuant to the Agreement, GP has agreed to indemnify the Company for losses resulting from a breach of certain representations and warranties and excluded liabilities, subject to certain limitations.

Either the Buyer or the Seller may terminate the Agreement if certain conditions to closing have not been satisfied or waived prior to the date that is 12 months after the signing of the Agreement (the “Outside Date”). If the Agreement is terminated (i) by the Buyer or the Seller due to the failure of the conditions to closing to be satisfied or waived by the Outside Date and, at the time of such termination, all conditions to closing have been satisfied or waived (other than the conditions requiring the receipt of any required antitrust approvals (including the expiration or termination of the waiting period under the HSR Act), the absence of legal impediments to closing under the antitrust laws and the delivery of certain required financial statements), (ii) by the Buyer or the Seller due to the existence of a final non-appealable legal impediment to closing that relates to antitrust laws or (iii) by the Seller due to a material breach by the Buyer of its obligations to make the required filings under antitrust laws (including the HSR Act), to use its reasonable best efforts to resolve all objections asserted by any governmental body under the antitrust laws (including the HSR Act) (which efforts shall not require the disposal of any assets) or to use reasonable best efforts to take actions to consummate the Acquisition, then the Buyer will be required to pay to the Seller a termination fee in the amount of $15 million.

In addition, at the closing of the Acquisition, the Company and GP intend to enter into certain transition and shared services agreements to effectuate the transfer of the assets pursuant to the Acquisition. Separately, at the closing of the Acquisition, the Company and GP will also enter into a supply agreement, whereby certain of GP’s paper mills will supply crude tall oil to the Company at market-based prices for a term of 20 years.

The Acquisition is expected to close in late 2017.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement contains representations and warranties by each of the parties to the Agreement, which were made only for purposes of that Agreement and as of specified dates. The representations, warranties and covenants in the Agreement were made solely for the benefit of the parties to the Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, GP or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Credit Agreement Amendment

On August 21, 2017, the Company, Ingevity Holdings SPRL, the other loan parties party thereto, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent, entered into an Incremental Facility Agreement and Amendment No. 1 (the “Amendment”) to the Credit Agreement, dated as of March 7, 2016 (the “Existing Credit Agreement”, and as amended by the Amendment, the “Amended Credit Agreement”), by and among the Company, the lenders from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent. Among other things, the Amendment (i) established incremental term loan commitments in the aggregate principal amount of $75,000,000 (the incremental term loans made pursuant thereto, the “Incremental Term Loans”) and (ii) increased the revolving commitments under the Existing Credit Agreement by $150,000,000 (the “Incremental Revolving Commitments”). The Amendment also extended the maturity date for the loans and commitments under the Existing Credit Agreement by one year, to May 9, 2022.

The Incremental Term Loans have terms identical to those of the Term A Loans under the Existing Credit Agreement and will be treated as a single class with such existing Term A Loans under the Amended Credit Agreement. The Incremental Revolving Commitments have terms identical to those of the Revolving Commitments under the Existing Credit Agreement and will be treated as a single class with such existing commitments under the Amended Credit Agreement.

Loans under the Amended Credit Agreement, including the Incremental Term Loans and loans with respect to the Incremental Revolving Commitments, bear interest at either (a) an adjusted base rate or (b) an adjusted LIBOR rate, in each case, plus an applicable margin (the “Applicable Margin”), in the case of base rate loans, ranging between 0.25% and 1.00%, and in the case of adjusted LIBOR rate loans, ranging between 1.25% and 2.00%. The Applicable Margin is based on a total leverage based pricing grid. Fees to revolving lenders under the Amended Credit Agreement, including fees in respect of the Incremental Revolving Commitments, include (i) commitment fees, based on a percentage of the daily unused portions of the facility, ranging from 0.15% to 0.30% and (ii) customary letter of credit fees.

As consideration for the Amendment, the Company paid to each lender under the Existing Credit Agreement a consent fee equal to 0.05% of the aggregate principal amount of the commitments and outstanding loans held by such lender immediately prior to the Closing Date.

The credit facilities under the Amended Credit Agreement, including the incremental facilities described herein, will mature on May 9, 2022. The Incremental Term Loans amortize at a rate equal to 0% per annum during the first and second years after the initial funding date of May 9, 2016, 5% per annum during the third and fourth years after the initial funding date and 10% per annum during the fifth and sixth years after the initial funding date, with the balance due at maturity.

The Amendment also makes certain additional modifications to the terms of the Existing Credit Agreement and related loan documents, including an increase of the maximum consolidated total leverage ratio permitted thereunder from 3.75 to 1.00 to 4.00 to 1.00 (which may be increased to 4.50 to 1.00 under certain circumstances).

The foregoing summary of the credit facilities under the Amendment Credit Agreement is qualified in its entirety by reference to (i) the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference and (ii) the Existing Credit Agreement, which was previously filed as Exhibit 10.8 to the Company’s Amendment No. 2 to Form 10, as filed with the U.S. Securities and Exchange Commission on March 7, 2016, and is incorporated herein by reference.

Forward-looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, expected financial positions, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; synergies and the potential benefits of the acquisition of the Georgia Pacific Pine Chemicals Business; the anticipated timing of the closing of the Acquisition; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; and markets for securities. Like other businesses, the Company is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the Acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, risks that the expected benefits from the proposed Acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; unknown or understated liabilities; general economic and financial conditions; international sales and operations; currency exchange rates and currency devaluation; compliance with U.S. and foreign regulations; attracting and retaining key personnel; conditions in the automotive market or adoption of alternative technologies; worldwide air quality standards; government infrastructure spending; declining volumes in the printing inks market; the limited supply of crude tall oil (“CTO”); lack of access to sufficient CTO; access to and pricing of raw materials; competition from producers of substitute products and new technologies; a prolonged period of low energy prices; the provision of services by third parties at several facilities; natural disasters, such as hurricanes, winter or tropical storms, earthquakes, floods, fires; other unanticipated problems such as labor difficulties including renewal of collective bargaining agreements, equipment failure or unscheduled maintenance and repair; protection of intellectual property and proprietary information; information technology security risks; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies and the chemicals industry; and lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 and our other periodic filings. Readers are cautioned not to place undue reliance on the Company’s projections and forward-looking statements, which speak only as the date thereof. The Company undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Credit Agreement Amendment” is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On August 22, 2017, the Company issued a press release regarding the announcement of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1.

The Company will hold a conference for investors at 8:30 AM ET on August 23, 2017 regarding the Acquisition. The slide deck the Company will present on this call is available on the Company’s website at www.ingevity.com/investors. The presentation slides are being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description

2.1*	Asset Purchase Agreement among Ingevity Corporation, Ingevity Arkansas, LLC, Georgia-Pacific Chemicals LLC and Georgia-Pacific LLC, dated as of August 22, 2017.

10.1

Incremental Facility Agreement and Amendment No. 1, by and among Ingevity Corporation, Ingevity Holdings SPRL, the other loan parties party thereto, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent, dated as of August 21, 2017.

99.1	Ingevity Corporation Press Release dated as of August 22, 2017.

99.2	Conference Call Presentation dated as of August 23, 2017.

* Exhibits and schedules were omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION

Date: August 22, 2017	By:	/s/ John C. Fortson
John C. Fortson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement among Ingevity Corporation, Ingevity Arkansas, LLC, Georgia-Pacific Chemicals LLC and Georgia-Pacific LLC, dated as of August 22, 2017.

10.1

Incremental Facility Agreement and Amendment No. 1, by and among Ingevity Corporation, Ingevity Holdings SPRL, the other loan parties party thereto, the lenders party thereto and Wells Fargo Bank, N.A., as administrative agent, dated as of August 21, 2017.

99.1	Ingevity Corporation Press Release dated as of August 22, 2017.

99.2	Conference Call Presentation dated as of August 23, 2017.

* Exhibits and schedules were omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

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